EXHIBIT 10.6
THIRD AMENDMENT TO CREDIT AGREEMENT
THIRD AMENDMENT TO CREDIT AGREEMENT (this “Third Amendment”), dated as of April 7, 2017, by and among SPECTRUM BRANDS, INC., a Delaware corporation (the “Lead Borrower”), SB/RH HOLDINGS LLC, a Delaware limited liability company (“Holdings”), DEUTSCHE BANK AG NEW YORK BRANCH (“DBNY”), as administrative agent (in such capacity, the “Administrative Agent”), each of the Persons party hereto as 2017 Replacement USD Term Loan Lenders (as defined below) and Royal Bank of Canada (“Royal Bank”), as an arranger of this Third Amendment (in such capacity, the “Third Amendment Arranger”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below (as amended by this Third Amendment).
W I T N E S S E T H:
WHEREAS, the Lead Borrower, Holdings, DBNY as administrative agent and collateral agent, each lender from time to time party thereto (the “Lenders”) and the other parties thereto have entered into the Credit Agreement dated as of June 23, 2015 (as the same has been amended, restated, supplemented and/or otherwise modified from time to time prior to the Third Amendment Effective Date referred to below, the “Credit Agreement”);
WHEREAS, on the date hereof (but prior to giving effect to this Third Amendment), there are outstanding USD Term Loans under the Credit Agreement (for purposes of this Third Amendment, herein called the “2017 Refinanced USD Term Loans”) in an aggregate principal amount of $1,000,427,631.49;
WHEREAS, in accordance with the provisions of Section 9.02(c) of the Credit Agreement, the Lead Borrower wishes to amend the Credit Agreement to enable the Lead Borrower to refinance in full the outstanding 2017 Refinanced USD Term Loans with the proceeds of 2017 Replacement USD Term Loans (as defined below), as more fully provided herein;
WHEREAS, the Lead Borrower, the Administrative Agent, the Third Amendment Arranger and the 2017 Replacement USD Term Loan Lenders wish to amend the Credit Agreement to provide for the refinancing in full of all outstanding 2017 Refinanced USD Term Loans with the 2017 Replacement USD Term Loans on the terms and subject to the conditions set forth herein; and
WHEREAS, pursuant to that certain engagement letter, dated as of March 15, 2017, among the Lead Borrower and Royal Bank (the “Third Amendment Engagement Letter”), RBC Capital Markets* and Deutsche Bank Securities, Inc. shall act as joint lead arrangers and joint bookrunners with respect to this Third Amendment and the 2017 Replacement USD Term Loans provided for hereunder;
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:
SECTION 1.               Amendments to Credit Agreement.
(a)                (i)        Subject to the satisfaction of the conditions set forth in Section 2 hereof, the 2017 Replacement USD Term Loan Lenders hereby severally agree to make 2017 Replacement USD Term Loans to the Lead Borrower on the Third Amendment Effective Date (as

* RBC Capital Markets is a marketing name for the investment banking activities of Royal Bank of Canada and its affiliates.

defined below) in the aggregate principal amount of $1,000,427,631.49 to refinance all outstanding 2017 Refinanced USD Term Loans in accordance with the relevant requirements of the Credit Agreement (as modified hereby) and this Third Amendment. It is understood and agreed that the 2017 Replacement USD Term Loans being made pursuant to this Third Amendment and the Credit Agreement (as modified hereby) shall constitute “Replacement Term Loans” as defined in, and pursuant to, Section 9.02(c) of the Credit Agreement and the 2017 Refinanced USD Term Loans being refinanced shall constitute “Replaced Term Loans” as defined in, and pursuant to, Section 9.02(c) of the Credit Agreement. Except as expressly provided in this Third Amendment (including as to the Applicable Rate) and the Credit Agreement (as modified hereby), the 2017 Replacement USD Term Loans shall be on terms identical to the 2017 Refinanced USD Term Loans (including as to maturity, Guarantors, Collateral (and ranking) and payment priority).
(ii)        On the Third Amendment Effective Date, all then outstanding 2017 Refinanced USD Term Loans shall be refinanced in full as follows:
(1)            the outstanding principal amount of the 2017 Refinanced USD Term Loan of each Lender which (i) is an existing USD Term Lender under the Credit Agreement prior to giving effect to this Third Amendment (each, an “Existing USD Lender”) and (ii) is not party hereto as a 2017 Replacement USD Term Loan Lender (a Lender meeting the requirements of clauses (i) and (ii), each, a “Non-Converting Lender”) shall be repaid in full in cash;
(2)            to the extent any Existing USD Lender has a 2017 Replacement USD Term Loan Conversion Amount (as defined in the Credit Agreement, as amended hereby) that is less than the full outstanding principal amount of the 2017 Refinanced USD Term Loan of such Existing USD Lender, such Existing USD Lender shall be repaid in cash in an amount equal to the difference between the outstanding principal amount of the 2017 Refinanced USD Term Loan of such Existing USD Lender and such Existing USD Lender’s 2017 Replacement USD Term Loan Conversion Amount (the “Non-Converting Portion”);
(3)            the outstanding principal amount of the 2017 Refinanced USD Term Loan of each Existing USD Lender which has executed this Third Amendment as a “2017 Converting Lender” (each, a “2017 Converting Lender”) shall automatically be converted into a term loan (each, a “Converted 2017 Replacement USD Term Loan”) in a principal amount equal to such 2017 Converting Lender’s 2017 Replacement USD Term Loan Conversion Amount (each such conversion, a “2017 USD Term Loan Conversion”); and
(4)            (1) each Person that has executed this Third Amendment as a “New 2017 Replacement USD Term Loan Lender” (each, a “New 2017 Replacement USD Term Loan Lender” and, together with the 2017 Converting Lenders, collectively, the “2017 Replacement USD Term Loan Lenders”) severally agrees to make a new term loan to the Lead Borrower on the Third Amendment Effective Date (each such new term loan, a “New 2017 Replacement USD Term Loan” and, collectively, the “New 2017 Replacement USD Term Loans” and, together with the Converted 2017 Replacement USD Term Loans, the “2017 Replacement USD Term Loans”) in U.S. Dollars in a principal amount equal to the amount opposite such New 2017 Replacement USD Term Loan

Lender’s name on Schedule I hereto (as to any New 2017 Replacement USD Term Loan Lender, its “2017 Replacement USD Term Loan Commitment”).
(iii)        Each 2017 Replacement USD Term Loan Lender hereby agrees to “fund” its 2017 Replacement USD Term Loan as follows: (x) each 2017 Converting Lender shall “fund” its 2017 Replacement USD Term Loan to the Lead Borrower by converting all or a portion of its then outstanding principal amount of 2017 Refinanced USD Term Loan into a 2017 Replacement USD Term Loan in a principal amount equal to such 2017 Converting Lender’s 2017 Replacement USD Term Loan Conversion Amount as provided in clause (ii)(y) above and (y) each New 2017 Replacement USD Term Loan Lender shall fund in cash to the Lead Borrower an amount equal to such New 2017 Replacement USD Term Loan Lender’s 2017 Replacement USD Term Loan Commitment.
(iv)        The Converted 2017 Replacement USD Term Loans subject to the 2017 USD Term Loan Conversion shall be allocated ratably to the outstanding Borrowings of 2017 Refinanced USD Term Loans (based upon the relative principal amounts of Borrowings of 2017 Refinanced USD Term Loans and, in the case of Eurocurrency Rate 2017 Refinanced USD Term Loans, subject to different Interest Periods immediately prior to giving effect thereto). Each resulting “borrowing” of Converted 2017 Replacement USD Term Loans shall constitute a new “Borrowing” under the Credit Agreement and shall (x) with respect to Eurocurrency Rate Converted 2017 Replacement USD Term Loans, be subject to the same Interest Period (and the same LIBO Rate) applicable to the Borrowing of Eurocurrency Rate 2017 Refinanced USD Term Loans to which it relates, which Interest Period shall continue in effect until such Interest Period expires and a new type of Borrowing is selected in accordance with the provisions of Section 2.08 of the Credit Agreement or (y) with respect to ABR Converted 2017 Replacement USD Term Loans, continue as ABR Loans until a new type of Borrowing is selected in accordance with the provisions of Section 2.08 of the Credit Agreement. New 2017 Replacement USD Term Loans shall be allocated ratably to repay outstanding Borrowings of 2017 Refinanced USD Term Loans that are not subject to a 2017 USD Term Loan Conversion (based upon the relative principal amounts of Borrowings of such 2017 Refinanced USD Term Loans and, in the case of Eurocurrency Rate 2017 Refinanced USD Term Loans, subject to different Interest Periods immediately prior to giving effect thereto) and shall be (x) with respect such Eurocurrency Rate 2017 Refinanced USD Term Loans, initially incurred as Eurocurrency Rate Borrowings which shall be allocated ratably to such outstanding “deemed” Borrowings of Eurocurrency Rate Converted 2017 Replacement USD Term Loans on the Third Amendment Effective Date (based upon the relative principal amounts of such deemed Borrowings of Eurocurrency Rate Converted 2017 Replacement USD Term Loans subject to different Interest Periods on the Third Amendment Effective Date after giving effect to the foregoing provisions of this clause (iv) and (y) with respect to such ABR 2017 Refinanced USD Term Loans, initially incurred as ABR Loans which shall be allocated to such outstanding “deemed” Borrowings of ABR Converted 2017 Replacement Term Loans on the Third Amendment Effective Date. Each such “borrowing” of Eurocurrency Rate New 2017 Replacement USD Term Loans shall (A) be added to (and made a part of) the related deemed Borrowing of Eurocurrency Rate Converted 2017 Replacement USD Term Loans and (B) be subject to (x) an Interest Period which commences on the Third Amendment Effective Date and ends on the last day of the Interest Period applicable to the related deemed Borrowing of Eurocurrency Rate Converted 2017 Replacement USD Term Loans to which it is added and (y) the same LIBO Rate applicable to such deemed Borrowing of Eurocurrency Rate Converted 2017 Replacement USD Term Loans.
(v)        On the Third Amendment Effective Date, the Borrowers shall pay in cash (a) all accrued and unpaid interest on the 2017 Refinanced USD Term Loans through the Third Amendment Effective Date and (b) to each Non-Converting Lender and each 2017 Converting Lender with a Non-Converting Portion (solely with respect to such Non-Converting Portion), any breakage loss or expenses due under Section 2.16 of the Credit Agreement (it being understood that existing Interest Periods of the 2017 Refinanced USD Term Loans held by 2017 Replacement USD Term Loan Lenders prior to the Third Amendment Effective Date shall continue on and after the Third Amendment Effective Date pursuant to preceding clause (iv) and shall accrue interest in accordance with Section 2.13 of the Credit Agreement on and after the Third Amendment Effective Date as if the Third Amendment Effective Date were a new Borrowing date). Notwithstanding anything to the contrary herein or in the Credit Agreement, each 2017 Converting Lender agrees to waive any entitlement to any breakage loss or expenses due under Section 2.16 of the Credit Agreement with respect to the repayment of any of its 2017 Refinanced USD Term Loans by way of the 2017 USD Term Loan Conversion on the Third Amendment Effective Date.
(vi)        Promptly following the Third Amendment Effective Date, all Notes, if any, evidencing the 2017 Refinanced USD Term Loans shall be cancelled, and any 2017 Replacement USD Term Loan Lender may request that its 2017 Replacement USD Term Loan be evidenced by a Note pursuant to Section 2.10(f) of the Credit Agreement.
(vii)        Notwithstanding anything to the contrary contained in the Credit Agreement, all proceeds of the New 2017 Replacement USD Term Loans (if any) will be used solely to repay outstanding 2017 Refinanced USD Term Loans of Non-Converting Lenders (if any) and outstanding 2017 Refinanced USD Term Loans of 2017 Converting Lenders in an amount equal to the Non-Converting Portion (if any) of such 2017 Converting Lenders’ 2017 Refinanced USD Term Loans, in each case, on the Third Amendment Effective Date.
(b)                Subject to the satisfaction of the conditions set forth in Section 2 hereof, upon the making of the 2017 Replacement USD Term Loans, the Credit Agreement is hereby amended as follows:
(i)        The definition of “Alternate Base Rate” in Section 1.1 of the Credit Agreement is hereby amended by deleting “; provided that solely in the case of Term Loans, the Alternate Base Rate shall not be less than 1.75% per annum”.
(ii)        The definition of “Applicable Rate” in Section 1.1 of the Credit Agreement is hereby amended by amending and restating clause (a) thereof in its entirety as follows:
“(a) with respect to Initial Term Loans, the rate per annum applicable to the relevant Class of Loans set forth below under the caption “ABR Spread”, “LIBO Rate Spread”, “BA Rate Spread” or “EURIBOR Rate Spread” as the case may be:

ABR Spread for USD Term Loans	LIBO Rate Spread for USD Term Loans denominated in US Dollars
1.00%	2.00%
ABR Spread for CAD Term Loans	BA Rate Spread for CAD Term Loans
2.50%	3.50%
EURIBOR Rate Spread for Euro Term Loans
2.75%
(iii)        The definition of “Arrangers” in Section 1.1 of the Credit Agreement is hereby amended by amending and restating it in its entirety as follows:
““Arrangers” means, (w) with respect to the Initial Term Loans (other than the 2016 Replacement USD Term Loans and the 2017 Replacement USD Term Loans) and the Initial Revolving Credit Commitments, each of Deutsche Bank Securities Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities LLC, (x) with respect to the 2016 Replacement USD Term Loans, Deutsche Bank Securities Inc. in its capacity as sole bookrunner and sole lead arranger, (y) with respect to the Second Amendment, (i) each of Deutsche Bank Securities Inc., Credit Suisse Securities (USA) LLC, JPMorgan Chase Bank N.A. and RBC Capital Markets1, as joint bookrunners and joint lead arrangers and (ii) each of Royal Bank of Canada, Credit Suisse Securities (USA) LLC and JPMorgan Chase Bank N.A. as co-documentation agents and (z) with respect to the 2017 Replacement USD Term Loans, RBC Capital Markets and Deutsche Bank Securities Inc., as joint bookrunners and joint lead arrangers.”
(iv)        The definition of “Available Amount” in Section 1.1 of the Credit Agreement is hereby amended by replacing references to “the Closing Date” in clauses (iii) and (iv) thereof with “December 4, 2014”.
(v)        The definition of “Credit Facilities” in Section 1.1 of the Credit Agreement is hereby amended by amending and restating it as follows:
““Credit Facilities” means the Term Loan Facility (which for the avoidance of doubt shall include the 2017 Replacement USD Term Loan) and the Revolving Facility.”
(vi)        The definition of “Initial Term Loans” in Section 1.1 of the Credit Agreement is hereby amended by amending and restating it as follows:
““Initial Term Loans” means (i) prior to the First Amendment Effective Date and the incurrences of the 2016 Replacement USD Term Loans, the USD Term Loans, Euro Term Loans and CAD Term Loans made by the Term Lenders on the Closing Date to the Lead Borrower pursuant to Section 2.01(a), (ii) on or after the First

1 RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

Amendment Effective Date and upon the making of the 2016 Replacement USD Term Loans pursuant to the First Amendment Effective Date but prior to the Third Amendment Effective date, (x) the Euro Term Loans and CAD Term Loans made by the Term Lenders to the Lead Borrower on the Closing Date and (y) the 2016 Replacement USD Term Loans made on the First Amendment Effective Date pursuant to the First Amendment and Section 2.01 (including by way of the 2016 USD Term Loan Conversion) and (iii) on or after the Third Amendment Effective Date and upon the making of the 2017 Replacement USD Term Loans pursuant to the Third Amendment Effective Date, (x) the Euro Term Loans and CAD Term Loans made by the Term Lenders to the Lead Borrower on the Closing Date and (y) the 2017 Replacement USD Term Loans made on the Third Amendment Effective Date pursuant to the Third Amendment and Section 2.01 (including by way of the 2017 USD Term Loan Conversion)”
(vii)        The definition of “Initial Term Loan Commitment” in Section 1.1 of the Credit Agreement is hereby amended by amending and restating it as follows:
““Initial Term Loan Commitment” means, with respect to each Term Lender, (i) such Lender’s USD Term Commitment, CAD Term Commitment and/or Euro Term Commitment or (ii) an Additional Term Commitment.”
(viii)        The definition of “LIBO Rate” in Section 1.1 of the Credit Agreement is hereby amended by deleting “; provided that, in the case of the Initial Term Loans, in no event shall the LIBO Rate be less than 0.75% per annum.”
(ix)        The definition of “Loan Documents” in Section 1.1 of the Credit Agreement is hereby amended by inserting the text, “the Third Amendment,” immediately prior to the text “any Borrowing Joinder Agreement”.
(x)        The definition of “Repricing Transaction” in Section 1.1 of the Credit Agreement is hereby amended by deleting all references to the text “2016 Replacement USD Term Loans” and inserting the text “2017 Replacement USD Term Loans” in lieu thereof.
(xi)        The definition of “USD Term Commitment” in Section 1.1 of the Credit Agreement is hereby amended by amending and restating it in its entirety as follows:
““USD Term Commitment” means, with respect to (i) any USD Term Lender on the Closing Date, the commitment, if any, of such Lender to make a USD Term Loan on the Closing Date, expressed as an amount representing the maximum principal amount of the USD Term Loan to be made by such Lender as set forth on Schedule 1.01(a), (ii) with respect to the 2016 Replacement USD Term Loan Lenders on the First Amendment Effective Date, (x) with respect to each New 2016 Replacement USD Term Loan Lenders, the amount set forth opposite such Lender’s name on Schedule I to the First Amendment under the caption “Amount of 2016 Replacement USD Term Commitments” and (y) with respect to each 2016 Converting Lender, such 2016 Converting Lender’s 2016 USD Term Loan Conversion Amount, in each case, as the same may be (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.05 and (iii) with respect to the 2017 Replacement USD Term Loan Lenders on the Third Amendment Effective Date, (x) with respect to each New 2017 Replacement USD Term Loan Lenders, the amount set forth opposite such Lender’s name on Schedule I to the Third Amendment under the caption “Amount of 2017 Replacement USD Term Commitments” and (y) with respect to each 2017 Converting Lender, such 2017 Converting Lender’s 2017 USD Term Loan Conversion Amount, in each case, as the same may be (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.05.  The initial amount of each Lender’s USD Term Commitment is (i) set forth on Schedule 1.01(a) with respect to USD Term Loans made on the Closing Date, (ii) set forth on Schedule I to the First Amendment with respect to the USD Term Loans made on the First Amendment Effective Date by the New 2016 Replacement USD Term Loans Lenders, (iii) the 2016 Replacement USD Term Loan Conversion Amount of such Lender (in the case such Lender is a 2016 Converting Lender) with respect to the USD Term Loans made by such Lender by way of the 2016 USD Term Loan Conversion, (iv) set forth on Schedule I to the Third Amendment with respect to the USD Term Loans made on the Third Amendment Effective Date by the New 2017 Replacement USD Term Loans Lenders, (v) the 2017 Replacement USD Term Loan Conversion Amount of such Lender (in the case such Lender is a 2017 Converting Lender) with respect to the USD Term Loans made by such Lender by way of the 2017 USD Term Loan Conversion, (vi) in the Assignment and Assumption pursuant to which such Lender shall have assumed its USD Term Commitment, or (vii) in the amendment or agreement relating to the respective Incremental Commitment or commitments to make Replacement Term Loans pursuant to which such Lender shall have assumed its USD Term Commitment, as the case may be, as such amounts may be adjusted from time to time in accordance with this Agreement. The aggregate amount of USD Term Commitments (x) on the Closing Date was $1,450,000,000, (y) on the First Amendment Effective Date is $1,005,518,866.25 and (z) on the Third Amendment Effective Date is $1,000,427,631.49.
(xii)        Section 1.1 of the Credit Agreement is hereby further amended by adding the following definitions in appropriate alphabetical order as follows:
“2017 Converting Lender” has the meaning assigned to such term in the Third Amendment.
“2017 New USD Term Loans” has the meaning assigned to such term in Section 2.01(a).
“2017 Refinanced USD Term Loans” has the meaning assigned to such term in the Third Amendment.
“2017 Replacement USD Term Commitment” has the meaning assigned to such term in the Third Amendment.
“2017 Replacement USD Term Loan” has the meaning assigned to such term in the Third Amendment.
“2017 Replacement USD Term Loan Lender” has the meaning assigned to such term in the Third Amendment.
“2017 Replacement USD Term Loan Conversion Amount” shall mean, as to any 2017 Converting Lender, the amount determined by the Third

Amendment Arranger and the Lead Borrower as the final amount of such 2017 Converting Lender’s 2017 Replacement USD Term Loan Conversion on the Third Amendment Effective Date and notified to each such 2017 Converting Lender by the Third Amendment Arranger on or prior to the Third Amendment Effective Date. The “2017 Replacement USD Term Loan Conversion Amount” of any 2017 Converting Lender shall not exceed (but may be less than) the principal amount of such 2017 Converting Lender’s 2017 Refinanced USD Term Loans. All such determinations made by the Third Amendment Arranger and the Lead Borrower shall, absent manifest error, be final, conclusive and binding on the Administrative Agent, the Lead Borrower and the Lenders, and the Administrative Agent, the Third Amendment Arranger and the Borrowers shall have no liability to any Person with respect to such determination absent gross negligence or willful misconduct (in each case, as determined by a court of competent jurisdiction in a final and non-appealable judgment).
“2017 USD Term Loan Conversion” has the meaning assigned to such term in the Third Amendment.
“New 2017 Replacement USD Term Loan” has the meaning assigned to such term in the Third Amendment.
“New 2017 Replacement USD Term Loan Lender” has the meaning assigned to such term in the Third Amendment.
“Third Amendment” shall mean the Third Amendment to Credit Agreement, dated as of April 7, 2017, by and among the Lead Borrower, the Administrative Agent, the Third Amendment Arranger and the 2017 Replacement USD Term Loan Lenders.
“Third Amendment Arranger” has the meaning assigned to such term in the Third Amendment.
“Third Amendment Effective Date” has the meaning assigned to such term in the Third Amendment.
(xiii)        Section 2.01(a) of the Credit Agreement is hereby amended by amending and restating Section 2.01(a) in its entirety as follows:
“(a) (i)(a)(1) Subject to the terms and conditions set forth herein, each USD Term Lender on the Closing Date severally, and not jointly, agreed to make term loans to the Lead Borrower on the Closing Date in U.S. Dollars in a principal amount not to exceed (x) its USD Term Commitment on the Closing Date minus (y) the amount of term loans made to the Lead Borrower on the Closing Date in U.S. Dollars by certain Existing Term Loan Lenders pursuant to the Cashless Settlement Letter (such term loans made by such USD Term Lender and such Existing Term Loan Lenders, the “Original USD Term Loans”), (2) on the First Amendment Effective Date, (x) each New 2016 Replacement USD Term Loan Lender severally, and not jointly, agrees to make, on the terms and conditions set forth in the First Amendment and in reliance upon the representations and warranties set forth in the First Amendment, New 2016 Replacement USD Term Loans on the First Amendment Effective Date to the Lead Borrower in an amount equal to the 2016 Replacement USD Term Commitment of such New 2016 Replacement USD Term Loan Lender (and the Lead Borrower hereby agrees to apply the proceeds of such New 2016 Replacement USD Term Loans to refinance the Original Refinanced USD Term Loans in accordance with the First Amendment) and (y) each 2016 Converting Lender agrees severally, and not jointly, that, pursuant to the 2016 USD Term Loan Conversion as set forth in the First Amendment, without any further action by any party to this Agreement, a portion of such 2016 Converting Lender’s Original Refinanced USD Term Loans equal to such 2016 Converting Lender’s 2016 Replacement USD Term Loan Conversion Amount shall automatically be converted into 2016 Replacement USD Term Loans in a like principal amount in accordance with the terms and conditions of the First Amendment (such term loans made on the First Amendment Effective Date by the New 2016 Replacement USD Term Loan Lenders and the 2016 Converting Lenders, the “New USD Term Loans”) and (3) on the Third Amendment Effective Date, (x) each New 2017 Replacement USD Term Loan Lender severally, and not jointly, agrees to make, on the terms and conditions set forth in the Third Amendment and in reliance upon the representations and warranties set forth in the Third Amendment, New 2017 Replacement USD Term Loans on the Third Amendment Effective Date to the Lead Borrower in an amount equal to the 2017 Replacement USD Term Commitment of such New 2017 Replacement USD Term Loan Lender (and the Lead Borrower hereby agrees to apply the proceeds of such New 2017 Replacement USD Term Loans to refinance the 2017 Refinanced USD Term Loans in accordance with the Third Amendment) and (y) each 2017 Converting Lender agrees severally, and not jointly, that, pursuant to the 2017 USD Term Loan Conversion as set forth in the Third Amendment, without any further action by any party to this Agreement, a portion of such 2017 Converting Lender’s 2017 Refinanced USD Term Loans equal to such 2017 Converting Lender’s 2017 Replacement USD Term Loan Conversion Amount shall automatically be converted into 2017 Replacement USD Term Loans in a like principal amount in accordance with the terms and conditions of the Third Amendment (such term loans made on the Third Amendment Effective Date by the New 2017 Replacement USD Term Loan Lenders and the 2017 Converting Lenders, the “2017 New USD Term Loans” and, together with the Original USD Term Loans and the New USD Term Loans, the “USD Term Loans”), (b) subject to the terms and conditions set forth herein, each Euro Term Lender on the Closing Date severally, and not jointly, agreed to make term loans to the Lead Borrower on the Closing Date in Euros in a principal amount not to exceed its Euro Term Commitment on the Closing Date (such term loans made by the Euro Term Lender, the “Euro Term Loans”), and (c) subject to the terms and conditions set forth herein, each CAD Term Lender on the Closing Date severally, and not jointly, agreed to make term loans to the Lead Borrower on the Closing Date in Canadian Dollars in a principal amount not to exceed its CAD Term Commitment on the Closing Date (the “CAD Term Loans”) and (ii) subject to the terms and conditions set forth herein, (x) each Dollar Revolving Lender severally, and not jointly, agrees to make Dollar Revolving Loans denominated in U.S. Dollars to the Revolving Facility Borrowers in U.S. Dollars at any time and from time to time on and after the Closing Date, and until the earlier of the Dollar Revolving Credit Maturity Date and the termination of the Dollar Revolving Credit Commitment of such Dollar Revolving Lender in accordance with the terms hereof; provided that after giving effect to any Borrowing of Dollar Revolving Loans, the Outstanding Amount of such Lender’s Dollar Revolving Credit Exposure shall not exceed such Lender’s Dollar Revolving Credit Commitment and (y) each Multicurrency Revolving Lender severally, and not jointly, agrees to make Multicurrency Revolving Loans denominated in U.S. Dollars or Alternative Currencies to the Revolving Facility Borrowers in U.S. Dollars or Alternative Currencies at any time and from time to time on and after the Closing Date, and until the earlier of the Multicurrency Revolving Credit Maturity Date and the termination of the Multicurrency Revolving Credit Commitment of

such Multicurrency Revolving Lender in accordance with the terms hereof; provided that after giving effect to any Borrowing of Multicurrency Revolving Loans, the Dollar Equivalent of the Outstanding Amount of such Lender’s Multicurrency Revolving Credit Exposure shall not exceed the Dollar Equivalent of such Lender’s Multicurrency Revolving Credit Commitment. Within the foregoing limits and subject to the terms, conditions and limitations set forth herein, the Revolving Facility Borrowers may borrow, pay or prepay and reborrow Revolving Loans. Amounts paid or prepaid in respect of the Term Loans may not be reborrowed. Subject to the terms of this Agreement and the Ancillary Documents, an Ancillary Lender may make available an Ancillary Facility to any Revolving Facility Borrower in place of all or part of its Multicurrency Revolving Credit Commitment.”
(xiv)        Section 2.09(a) of the Credit Agreement is hereby amended by (x) replacing the parenthetical immediately after the reference to “Initial Term Commitments appearing in clause (i) thereof with “(other than the 2016 Replacement USD Term Commitments which shall terminate as provided in clause (iii) below and the 2017 Replacement USD Term Commitments which shall terminate as provided in clause (iv) below)”, (y) deleting the text “and (iii)” appearing therein and inserting the text “, (iii)” in lieu thereof and (z) by deleting the text “.” appearing at the end of such section and inserting in lieu thereof the following new clause (iv):
“and (iv) the 2017 Replacement USD Term Commitments shall automatically terminate on the Third Amendment Effective Date upon the making of the 2017 Replacement USD Term Loans on the Third Amendment Effective Date.”
(xv)        Section 2.10(a) of the Credit Agreement is hereby amended by amending and restating Section 2.10(a) in its entirety as follows:
“(a)            The Lead Borrower hereby unconditionally promises to repay Initial Term Loans to the Administrative Agent for the account of each Term Lender (i) commencing September 30, 2015 (or, (x) with respect to the USD Term Loans made on the First Amendment Effective Date, September 30, 2016 and (y) with respect to the USD Term Loans made on the Third Amendment Effective Date, June 30, 2017) on the last Business Day of each March, June, September and December prior to the Initial Term Loan Maturity Date (each such date being referred to as a “Loan Installment Date”), in each case, in an amount equal to 0.25% of the original principal amount of the Initial Term Loans (which, for the avoidance of doubt, with respect to (x) the USD Term Loans made on the First Amendment Effective Date, shall be based on the original principal amount of 2016 Replacement USD Term Loans and (y) the USD Term Loans made on the Third Amendment Effective Date, shall be based on the original principal amount of 2017 Replacement USD Term Loans) (as such payment installment amounts may be reduced from time to time as a result of the application of prepayments in accordance with Section 2.11 and repurchases in accordance with Section 9.05(g) or increased as a result of any increase in the amount of such Initial Term Loans pursuant to Section 2.22(a)), and (ii) on the Initial Term Loan Maturity Date, in an amount equal to the remainder of the principal amount of the Initial Term Loans, outstanding on such date, together in each case with accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment.”
(xvi)        The last sentence of Section 2.11(b)(vi) of the Credit Agreement is hereby amended by (x) deleting the text “2016 Replacement USD Term Loans” and inserting the text “2017 Replacement USD Term Loans” in lieu thereof and (y) deleting the text “First Amendment Effective Date” and inserting the text “Third Amendment Effective Date” in lieu thereof.
(xvii)                      Section 2.12(f) of the Credit Agreement is hereby amended by (x) deleting all references to the text “First Amendment Effective Date” and inserting the text “Third Amendment Effective Date” in lieu thereof and (y) deleting all references to the text “2016 Replacement USD Term Loans” and inserting the text “2017 Replacement USD Term Loans” in lieu thereof.
(c)                The Lead Borrower hereby consents, for purposes of Section 9.05(b) of the Credit Agreement, to the assignment of any 2017 Replacement USD Term Loans by any 2017 Replacement USD Term Loan Lender to (i) any Person that was an Existing Lender (as defined in the Third Amendment) on the Third Amendment Effective Date (immediately prior to giving effect thereto) or any other Person notified in writing by the Third Amendment Arranger to the Borrower as part of the syndication process for the New 2017 Replacement USD Term Loans (so long as the Lead Borrower has not objected thereto at least three Business Days’ prior to the Third Amendment Effective Date).
SECTION 2.              Conditions of Effectiveness of this Third Amendment. This Third Amendment shall become effective on the date when the following conditions shall have been satisfied (such date, the “Third Amendment Effective Date”):
(a)                The Lead Borrower, the Administrative Agent, the Third Amendment Arranger, the 2017 Replacement USD Term Loan Lenders and Lenders (after giving effect to the 2017 Replacement USD Loans and the repayment of the 2016 Replacement USD Term Loans) constituting Required Lenders shall have signed a counterpart hereof (whether the same or different counter-parts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to the Administrative Agent and Third Amendment Arranger;
(b)                the Lead Borrower shall have paid (or shall pay substantially concurrently with the effectiveness of this Third Amendment), by wire transfer of immediately available funds, (i) to Third Amendment Arranger, all fees payable pursuant to the Third Amendment Engagement Letter, (ii) to the Administrative Agent, for the ratable account of each Existing Lender, all accrued but unpaid interest on the 2017 Refinanced USD Term Loans through the Third Amendment Effective Date;
(c)                the Administrative Agent and the Third Amendment Arranger shall have received from the Lead Borrower a Borrowing Request, such Borrowing Request to be delivered not later than 12:00pm New York City Time at least one Business Day prior to the requested date of the borrowing (notwithstanding any contrary requirements in Section 2.03 of the Credit Agreement), and otherwise delivered in accordance with Section 2.03 of the Credit Agreement;
(d)                on the Third Amendment Effective Date immediately prior to giving effect to the Third Amendment and after giving effect to this Third Amendment, (i) no Default under Section 7.01(a), 7.01(f) or 7.01(g) of the Credit Agreement or Event of Default shall exist and (ii) each of the representations and warranties set forth in the Credit Agreement and in the other Loan Documents shall be true and correct in all material respects on and as of the Third Amendment Effective Date (it being understood and agreed that (x) any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date and (y) any representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on such date);
(e)                the Administrative Agent and the Third Amendment Arranger shall have received from the Lead Borrower a certificate executed by a Responsible Officer of the Lead Borrower, certifying compliance with the requirements of preceding clause (d);
(f)                the Administrative Agent and the Third Amendment Arranger shall have received the Acknowledgment and Confirmation, substantially in the form of Exhibit A hereto, executed and delivered by a Responsible Officer of each of Holdings, the Lead Borrower and each Subsidiary Guarantor;
(g)                the Administrative Agent and the Third Amendment Arranger shall have received from the Lead Borrower a solvency certificate from the chief financial officer (or other officer with reasonably equivalent responsibilities) of the Lead Borrower (after giving effect to the incurrence of the 2017 Replacement USD Term Loans on the Third Amendment Effective Date and the application of the proceeds thereof) substantially in the form of Exhibit M to the Credit Agreement;
(h)                the Administrative Agent and the Third Amendment Arranger shall have received (i) either (x) a copy of the certificate or articles of incorporation or equivalent organizational document, including all amendments thereto, of each Loan Party, certified as of a recent date by the Secretary of State of the state of its organization or (y) confirmation from such Loan Party that there has been no change to such organizational documents since last delivered to the Administrative Agent, (ii) a certificate of the secretary or assistant secretary of each Loan Party dated the Third Amendment Effective Date and certifying (A) that (x) attached thereto is a true and complete copy of the by-laws or operating, management, partnership or similar agreement of such Loan Party as in effect on the Third Amendment Effective Date and at all times since a date prior to the date of the resolutions described in clause (B) below or (y) there has been no change to such governing documents since last delivered to the Administrative Agent, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors or other equivalent governing body of such Loan Party authorizing the execution, delivery and performance of this Third Amendment and/or the Acknowledgement and Confirmation delivered pursuant to clause (e) above and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that any attached certificate or articles of incorporation, equivalent organizational document, by-laws, operating, management, partnership or similar agreement of such Loan Party has not been amended (in the case of the articles of incorporation of each such Loan Party, since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (E) below), (D) to the extent not previously delivered to the Administrative Agent, as to the incumbency and specimen signature of each officer executing this Third Amendment or any other document delivered in connection herewith on behalf of such Loan Party and (E) good standing certificates for each Loan Party from the jurisdiction in which it is organized, each dated a recent date prior to the Third Amendment Effective Date; and (iii) a certificate of another officer as to the incumbency and specimen signature of the secretary or assistant secretary executing the certificate delivered pursuant to clause (ii) above; and
(i)                The Administrative Agent shall have received a Promissory Note executed by the Lead Borrower in favor of each 2017 Replacement USD Term Loan Lender requesting a Promissory Note.

SECTION 3.               Costs and Expenses. The Lead Borrower hereby reconfirms its obligations pursuant to Section 9.03(a) of the Credit Agreement to pay and reimburse the Administrative Agent and their respective Affiliates for all reasonable and documented out-of-pocket costs and expenses (including, without limitation, reasonable fees and out-of-pocket expenses of counsel) incurred in connection with the negotiation, preparation, execution and delivery of this Third Amendment and all other documents and instruments delivered in connection herewith.
SECTION 4.               Remedies. This Third Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
SECTION 5.              Representations and Warranties. To induce the Administrative Agent, the Third Amendment Arranger and the 2017 Replacement USD Term Loan Lenders to enter into this Third Amendment, each Loan Party party hereto hereby represents and warrants that, immediately prior to and immediately after giving effect to this Amendment:
(a)                the execution, delivery and performance by it of this Third Amendment does not (i) violate any provision of law applicable to it, its Organization Documents, or any order, judgment or decree of any court or other agency of government binding on it, (ii) conflict with, result in a material breach of or constitute (with due notice or lapse of time or both) a material default under any of its Contractual Obligations, (iii) result in or require the creation or imposition of any Lien (other than Liens in favor of the Collateral Agent) upon any of its properties or assets or (iv) require any approval of stockholders or any approval or consent of any Person under any of its material Contractual Obligations, other than those approvals and consents which have been obtained;
(b)                it has all requisite organizational power and authority to enter into this Third Amendment and the execution, delivery and performance by it of this Third Amendment has been duly authorized by all necessary organizational action by it. Each Loan Party party hereto has duly executed and delivered this Third Amendment, and this Third Amendment, the Credit Agreement as amended hereby and each other Loan Document to which it is a party constitutes the legally valid and binding obligations of it, enforceable against it in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability;
(c)                each of the representations and warranties set forth in the Credit Agreement and in the other Loan Documents is true and correct in all material respects on and as of the Third Amendment Effective Date (it being understood and agreed that (x) any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date and (y) any representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on such date);
(d)                no Default under Section 7.01(a), 7.01(f) or 7.01(g) of the Credit Agreement or Event of Default shall have occurred and be continuing; and
(e)                the 2017 Replacement USD Term Loans have been incurred in compliance with the requirements of Section 9.02(c) of the Credit Agreement.
SECTION 6.               Reference to and Effect on the Credit Agreement and the Loan Documents.

(a)                On and after the Third Amendment Effective Date, (i) each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Third Amendment; (ii) the 2017 Replacement USD Term Loans shall constitute “USD Term Loans” and “Term Loans” for all purposes under the Credit Agreement; and (iii) each 2017 Replacement USD Term Loan Lender shall constitute a “Lender”, a “Term Lender” and a “USD Term Loan Lender” as defined in the Credit Agreement.
(b)                The Credit Agreement and each of the other Loan Documents, as specifically amended by this Third Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the applicable Loan Parties under the Loan Documents, in each case, as amended by this Third Amendment.
(c)                The execution, delivery and effectiveness of this Third Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
SECTION 7.               Governing Law. THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
SECTION 8.               Counterparts. This Third Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Third Amendment shall be effective as delivery of an original executed counterpart of this Third Amendment.
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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Third Amendment as of the date first above written.
SPECTRUM BRANDS, INC., as the Lead Borrower SB/RH HOLDINGS, LLC, as Holdings

By:	/s/ Joanne P. Chomiak
Name:	Joanne P. Chomiak
Title:	Senior Vice President and Treasurer

[SIGNATURE PAGE TO SPECTRUM THIRD AMENDMENT TO CREDIT AGREEMENT (REPRICING)]

DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent

By:	/s/ Peter Cucchiara
Name:	Peter Cucchiara
Title:	Vice President

By:	/s/ Dusan Lazarov
Name:	Dusan Lazarov
Title:	Director

[SIGNATURE PAGE TO SPECTRUM THIRD AMENDMENT TO CREDIT AGREEMENT (REPRICING)]

ROYAL BANK OF CANADA, as a New 2017 Replacement USD Term Loan Lender

By:	/s/ James S. Wolfe
Name:	James S. Wolfe
Title:	Managing Director Head of Global Leveraged Finance

ROYAL BANK OF CANADA, as the Third Amendment Arranger

By:	/s/ James S. Wolfe
Name:	James S. Wolfe
Title:	Managing Director Head of Global Leveraged Finance

[SIGNATURE PAGE TO SPECTRUM THIRD AMENDMENT TO CREDIT AGREEMENT (REPRICING)]

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS 2017 REFINANCED USD TERM LOANS INTO CONVERTED 2017 REPLACEMENT USD TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THIS FIRST AMENDMENT TO THE CREDIT AGREEMENT AND (II) ACKNOWLEDGES AND AGREES THAT ITS 2017 REPLACEMENT USD TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS 2017 REFINANCED USD TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.
NAME OF INSTITUTION

, as a
2017 Converting Lender

By:
Name:
Title:

For institutions requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO SPECTRUM THIRD AMENDMENT TO CREDIT AGREEMENT (REPRICING)]

SCHEDULE I

New 2017 Replacement USD Term Loan Lender	Amount of 2017 Replacement USD Term Loan Commitments
Royal Bank of Canada	$11,364,656.28
TOTAL	$11,364,656.28

EXHIBIT A
FORM OF ACKNOWLEDGMENT AND CONFIRMATION
1.        Reference is made to the Third Amendment, dated as of April 7, 2017 (the “Third Amendment”), to the Credit Agreement dated as of June 23, 2015 (the “Credit Agreement”), among SPECTRUM BRANDS, INC., a Delaware corporation (the “Lead Borrower”), SB/RH HOLDINGS LLC, a Delaware limited liability company (“Holdings”), DEUTSCHE BANK AG NEW YORK BRANCH (“DBNY”), as administrative agent (in such capacity, the “Administrative Agent”) and each of the Persons party thereto as 2017 Replacement USD Term Loan Lenders (as defined therein). Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Credit Agreement or Third Amendment, as applicable.
2.        Certain provisions of the Credit Agreement are being amended and/or modified pursuant to the Third Amendment. Each of the parties hereto hereby agrees that, with respect to each Loan Document to which it is a party, after giving effect to the Third Amendment:
(a)                all of its obligations, liabilities and indebtedness under such Loan Document, including guarantee obligations, shall remain in full force and effect on a continuous basis (including with respect to the 2017 Replacement USD Term Loans); and
(b)                all of the Liens and security interests created and arising under such Loan Document remain in full force and effect on a continuous basis, and the perfected status and priority to the extent provided for in Section 3.14 of the Credit Agreement of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged as collateral security for the applicable Obligations (including with respect to the 2017 Replacement USD Term Loans), to the extent provided in such Loan Documents.
3.              THIS ACKNOWLEDGMENT AND CONFIRMATION SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
4.          This Acknowledgment and Confirmation may be executed by one or more of the parties hereto on any number of separate counterparts (including by telecopy or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
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IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgment and Confirmation to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.
SPECTRUM BRANDS, INC., as the Lead Borrower

By:
Name:
Title:

SB/RH HOLDINGS, LLC, as Holdings

By:
Name:
Title:

UNITED INDUSTRIES CORPORATION ROV HOLDING, INC.

By:
Name:
Title:

ARMORED AUTOGROUP, INC. THE ARMOR ALL/STP PRODUCTS COMPANY STP PRODUCTS MANUFACTURING COMPANY ARMORED AUTOGROUP SALES, INC.

By:
Name:
Title:

[SIGNATURE PAGE TO SPECTRUM ACKNOWLEDGMENT AND CONFIRMATION - THIRD AMENDMENT TO CREDIT AGREEMENT]